                                                                    EXHIBIT 99.2

                       AMERICAN HONDA FINANCE CORPORATION,
                                   as Seller,

                                       and

                        AMERICAN HONDA RECEIVABLES CORP.,
                                  as Purchaser

                         RECEIVABLES PURCHASE AGREEMENT

                           Dated as of August 1, 2006

                                TABLE OF CONTENTS

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                                   ARTICLE ONE

                                   DEFINITIONS

Section 1.01    Definitions....................................................1
Section 1.02    Other Definitional Provisions..................................2

                                   ARTICLE TWO

                            CONVEYANCE OF RECEIVABLES

Section 2.01    Conveyance of Receivables......................................2
Section 2.02    Representations and Warranties of the Seller and

                                  ARTICLE THREE

                      PAYMENT OF RECEIVABLES PURCHASE PRICE

Section 3.01    Payment of Receivables Purchase Price.........................10

                                  ARTICLE FOUR

                                   TERMINATION

Section 4.01    Termination...................................................11

                                  ARTICLE FIVE

                            MISCELLANEOUS PROVISIONS

Section 5.13    Merger, Consolidation or Assumption of the Obligations
                  of the Seller...............................................14

                                       -i-

                                    SCHEDULES

Schedule A - Schedule of Receivables.....................................    A-1

                                      -ii-

      This Receivables Purchase Agreement, dated as of August 1, 2006, is between American Honda Finance Corporation, a California corporation, as seller, and American Honda Receivables Corp., a California corporation, as purchaser.

      In consideration of the premises and mutual agreements herein contained, each party agrees as follows for the benefit of the other party and for the benefit of the Owner Trustee:

                                   ARTICLE ONE

                                   DEFINITIONS

      Section 1.01  Definitions. Whenever used in this Agreement, the following words and phrases shall have the following meanings:

      "Agreement" means this Receivables Purchase Agreement and all amendments hereof and supplements hereto.

      "Closing Date" means August 22, 2006.

      "Cutoff Date" means July 31, 2006.

      "Indenture" means the Indenture, dated as of August 1, 2006, between the
Issuer and the Indenture Trustee.

      "Indenture Trustee" means Deutsche Bank Trust Company Americas, as indenture trustee under the Indenture.

      "Issuer" means Honda Auto Receivables 2006-2 Owner Trust, a Delaware statutory trust.

      "Owner Trustee" means U.S. Bank Trust National Association, as owner trustee under the Trust Agreement.

      "Purchaser" means American Honda Receivables Corp., in its capacity as purchaser of the Receivables under this Agreement, and its successors and assigns.

      "Receivables Purchase Price" means $1,269,996,911.31 less agreed upon securitization-related fees, costs and expenses.

      "Sale and Servicing Agreement" means the Sale and Servicing Agreement, dated as of August 1, 2006, among American Honda Receivables Corp., as seller,
American Honda Finance Corporation, as servicer, and the Issuer.

      "Schedule of Receivables" means the schedule of receivables attached as
Schedule A hereto.

      "Seller" means American Honda Finance Corporation, in its capacity as seller of the Receivables under this Agreement, and its successors and assigns.

      "Servicer" means American Honda Finance Corporation in its capacity as servicer under the Sale and Servicing Agreement and its successors and assigns.

      "Trust Agreement" means the trust agreement dated July 14, 2006, as amended and restated on August 22, 2006 between American Honda Receivables
Corp., as depositor and the Owner Trustee.

      "Trustees" means the Indenture Trustee and the Owner Trustee.

      "Warranty Receivable" means a Receivable purchased by the Seller pursuant to Section 2.03(c).

      Section 1.02  Other Definitional Provisions.

      (a)   All capitalized terms not otherwise defined in this Agreement shall have the defined meanings used in the Sale and Servicing Agreement.

      (b)   The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; Section, subsection and
Schedule references contained in this Agreement are references to Sections, subsections and Schedules in or to this Agreement unless otherwise specified;
the term "proceeds" shall have the meaning set forth in the applicable UCC; and
the word "including" means including without limitation.

                                   ARTICLE TWO

                            CONVEYANCE OF RECEIVABLES

      Section 2.01  Conveyance of Receivables.

      (a)   The Seller hereby sells, transfers, assigns, sets over and otherwise conveys to the Purchaser, and the Purchaser hereby purchases from the Seller, without recourse (subject to the Seller's obligations hereunder), all of the right, title and interest of the Seller in, to and under the following:

            (i)     the Receivables listed in the Schedule of Receivables and
      all monies due thereon or paid thereunder or in respect thereof (including proceeds of the repurchase of Receivables by the Seller pursuant to
      Section 2.03(c)) on or after the Cutoff Date;

            (ii)    the security interests in the Financed Vehicles;

            (iii)   any proceeds of any physical damage insurance policies
      covering the Financed Vehicles and in any proceeds of any credit life or credit disability insurance policies relating to the Receivables or the
      Obligors;

            (iv)    any proceeds of Dealer Recourse;

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            (v)     the right to realize upon any property (including the right to receive future Liquidation Proceeds) that shall have secured a
      Receivable and have been repossessed by or on behalf of the Issuer; and

            (vi)    the proceeds of any and all of the foregoing.

      (b)   In connection with the foregoing conveyance, the Seller agrees to record and file, at its own expense, one or more financing statements with respect to the Receivables now existing and hereafter created for the sale of chattel paper (as defined in Section 9-102 of the UCC as in effect in the State of California) meeting the requirements of applicable state law in such manner as is necessary to perfect the sale of the Receivables to the Purchaser, and the proceeds thereof (and any continuation statements as are required by applicable state law), and to deliver a file-stamped copy to the Indenture Trustee of each such financing statement (or continuation statement) or other evidence of such filings (which may, for purposes of this Section, consist of telephone confirmation of such filings with the file stamped copy of each such filings to be provided to the Purchaser in due course), as soon as is practicable after receipt by the Seller thereof.

      In connection with the foregoing conveyance, the Seller further agrees, at its own expense, on or prior to the Closing Date (i) to annotate and indicate in its computer files that the Receivables have been transferred to the Purchaser pursuant to this Agreement, (ii) to deliver to the Purchaser a computer file or printed or microfiche list containing a true and complete list of all such
Receivables, identified by account number and by the Principal Balance of each
Receivable as of the Cutoff Date, which file or list shall be marked as Schedule
A to this Agreement and is hereby incorporated into and made a part of this
Agreement and (iii) to deliver the Receivable Files to or upon the order of the
Purchaser.

      The parties hereto intend that the conveyance hereunder be a sale. In the event that the conveyance hereunder is not for any reason considered a sale, the
Seller hereby grants to the Purchaser a first priority perfected security interest in all of its right, title and interest in, to and under the
Receivables, and all other property conveyed hereunder and listed in this
Section and all proceeds of any of the foregoing. The parties intend that this
Agreement constitute a security agreement under applicable law. Such grant is made to secure the payment of all amounts payable hereunder, including, without limitation, the Receivables Purchase Price.

      Section 2.02  Representations and Warranties of the Seller and the
Purchaser.

      (a)   The Seller hereby represents and warrants to the Purchaser as of the date of this Agreement and the Closing Date that:

            (i)     Organization and Good Standing. The Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of California, and has power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted, and had at all relevant times, and shall have, power, authority and legal right to acquire, own and sell the
      Receivables.

                                        3

            (ii)    Due Qualification. The Seller is duly qualified to do
      business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of property or the conduct of its business (including the servicing of the Receivables as required by the Sale and Servicing
      Agreement) shall require such qualifications.

            (iii)   Power and Authority. The Seller shall have the power and
      authority to execute and deliver this Agreement and to carry out its terms; and the execution, delivery and performance of this Agreement shall have been duly authorized by the Seller by all necessary corporate action.

            (iv)    Binding Obligation. This Agreement constitutes a legal,
      valid and binding obligation of the Seller, enforceable against it in accordance with its terms, except as enforceability may be subject to or limited by bankruptcy, insolvency, reorganization, moratorium, liquidation or other similar laws affecting the enforcement of creditors' rights in general and by general principles of equity, regardless of whether such enforceability shall be considered in a proceeding in equity or at law.

            (v)     No Violation. The execution, delivery and performance by the
      Seller of this Agreement and the consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof shall not conflict with, result in any breach of any of the terms and provisions of, nor constitute (with or without notice or lapse of time) a default under, the articles of incorporation or bylaws of the Seller, or conflict with or breach any of the material terms or provisions of, or constitute (with or without notice or lapse of time) a default under, any indenture, agreement or other instrument to which the Seller is a party or by which it may be bound or any of its properties are subject; nor result in the creation or imposition of any lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument
      (other than this Agreement); nor violate any law or, to the knowledge of the Seller, any order, rule or regulation applicable to it or its properties of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Seller or any of its properties.

            (vi)    No Proceedings. There are no proceedings or investigations pending or, to the knowledge of the Seller, threatened against the Seller, before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality (i) asserting the invalidity of this
      Agreement, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or (iii) seeking any determination or ruling that, in the reasonable judgment of the Seller, would materially and adversely affect the performance by the Seller of its obligations under this Agreement.

      (b)   The Purchaser hereby represents and warrants to the Seller as of the date of this Agreement and the Closing Date that:

            (i)     Organization and Good Standing. The Purchaser is a
      corporation duly organized, validly existing and in good standing under the laws of the State of California, and has power and authority to own its properties and to conduct its business as such

                                        4

      properties are currently owned and such business is presently conducted, and had at all relevant times, and shall have, power, authority and legal right to acquire, own and sell the Receivables.

            (ii)    Due Qualification. The Purchaser is duly qualified to do
      business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of property or the conduct of its business shall require such qualifications.

            (iii)   Power and Authority. The Purchaser shall have the power and authority to execute and deliver this Agreement and to carry out its terms; and the execution, delivery and performance of this Agreement shall have been duly authorized by the Purchaser by all necessary corporate action.

            (iv)    Binding Obligation. This Agreement constitutes a legal,
      valid and binding obligation of the Purchaser, enforceable against it in accordance with its terms, except as enforceability may be subject to or limited by bankruptcy, insolvency, reorganization, moratorium, liquidation or other similar laws affecting the enforcement of creditors' rights in general and by general principles of equity, regardless of whether such enforceability shall be considered in a proceeding in equity or at law.

            (v)     No Violation. The execution, delivery and performance of
      this Agreement and the consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof shall not conflict with, result in any breach of any of the terms and provisions of, nor constitute (with or without notice or lapse of time) a default under, the articles of incorporation or bylaws of the Purchaser, or conflict with or breach any of the material terms or provisions of, or constitute (with or without notice or lapse of time) a default under, any indenture, agreement or other instrument to which the Purchaser is a party or by which it may be bound or any of its properties are subject; nor result in the creation or imposition of any lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than this
      Agreement); nor violate any law or, to the knowledge of the Purchaser, any order, rule or regulation applicable to it or its properties of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Purchaser or any of its properties.

            (vi)    No Proceedings. There are no proceedings or investigations pending or, to the knowledge of the Purchaser, threatened against the
      Purchaser, before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality (i) asserting the invalidity of this Agreement, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or (iii) seeking any determination or ruling that, in the reasonable judgment of the
      Purchaser, would materially and adversely affect the performance by the
      Purchaser of its obligations under this Agreement.

      (c)   The representations and warranties set forth in this Section shall survive the sale of the Receivables by the Seller to the Purchaser and the sale of the Receivables by the Purchaser

                                        5

to the Issuer. Upon discovery by the Seller or the Purchaser of a breach of any of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the others.

      Section 2.03  Representations and Warranties as to the Receivables.

      (a)   Eligibility of Receivables. The Seller hereby represents and warrants to the Purchaser as of the Cutoff Date that:

            (i)     Characteristics of Receivables. Each Receivable (A) shall
      have been originated in the United States by a Dealer for the retail sale of the related Financed Vehicle in the ordinary course of such Dealer's business, shall have been fully and properly executed by the parties thereto, shall have been purchased by the Seller from such Dealer under an existing agreement with the Seller, shall have been validly assigned by such Dealer to the Seller in accordance with its terms and, to the best knowledge of the Seller, shall have been sold by a Dealer without fraud or misrepresentation, (B) shall have created or shall create a valid, subsisting and enforceable first priority security interest in favor of the Seller in the related Financed Vehicle, (C) shall contain customary and enforceable provisions such that the rights and remedies of the holder thereof shall be adequate for realization against the collateral of the benefits of the security, (D) shall provide for level Monthly Payments
      (provided that the payment in the first or last month in the life of the
      Receivable may be minimally different from the level payment) that fully amortize the Amount Financed over its original term and shall provide for a finance charge or shall yield interest at its APR, (E) shall provide for, in the event that such Receivable is prepaid, a prepayment that fully pays the Principal Balance and includes accrued but unpaid interest at least through the date of prepayment in an amount calculated by using an interest rate at least equal to its APR, (F) shall have an Obligor that is not a federal, state or local governmental entity and (G) is a retail installment contract.

            (ii)    Schedule of Receivables. The information set forth in the
      Schedule of Receivables shall be true and correct in all material respects as of the opening of business on the Cutoff Date, and no selection procedures believed to be adverse to the Securityholders were utilized in selecting the Receivables from those motor vehicle receivables of the
      Seller which met the selection criteria set forth in this Agreement.

            (iii)   Compliance with Law. Each Receivable and each sale of the
      related Financed Vehicle shall have complied at the time it was originated or made, and shall comply at the time of execution of this Agreement in all material respects with all requirements of applicable federal, state and local laws, and regulations thereunder, including usury laws, the
      Federal Truth-in-Lending Act, the Equal Credit Opportunity Act, the Fair
      Credit Billing Act, the Fair Credit Reporting Act, the Fair Debt
      Collection Practices Act, the Federal Trade Commission Act, the
      Magnuson-Moss Warranty Act, Federal Reserve Board Regulations B and Z,
      state adaptations of the National Consumer Act and of the Uniform Consumer
      Credit Code and other consumer credit, equal credit opportunity and disclosure laws.

                                        6

            (iv)    Binding Obligation. Each Receivable shall constitute the
      genuine, legal, valid and binding payment obligation in writing of the related Obligor, enforceable by the holder thereof in accordance with its terms, except as enforceability may be subject to or limited by bankruptcy, insolvency, reorganization, moratorium, liquidation or other similar laws affecting the enforcement of creditors' rights in general and by general principles of equity, regardless of whether such enforceability shall be considered in a proceeding in equity or at law.

            (v)     No Bankrupt Obligors. According to the records of the
      Seller, as of the Cutoff Date, no Obligor is the subject of a bankruptcy proceeding.

            (vi)    Security Interest in Financed Vehicles. According to the
      records of the Seller, as of the Cutoff Date, no Financed Vehicle has been repossessed and not reinstated and immediately prior to the sale, assignment and transfer thereof, all necessary steps shall be taken so that each Receivable shall be secured by a validly perfected first priority security interest in the related Financed Vehicle in favor of the
      Seller as secured party or all necessary and appropriate action with respect to such Receivable shall have been taken to perfect a first priority security interest in such Financed Vehicle in favor of the Seller as secured party.

            (vii)   Receivables in Force. No Receivable shall have been
      satisfied, subordinated or rescinded, nor shall any Financed Vehicle have been released in whole or in part from the lien granted by the related
      Receivable.

            (viii)  No Waivers. No provision of a Receivable shall have been waived in such a manner that such Receivable fails to meet all of the other representations and warranties made by the Seller herein with respect thereto.

            (ix)    No Amendments. No Receivable shall have been amended in such a manner that the number of Scheduled Payments has been increased or that the related Amount Financed has been increased or such Receivable fails to meet all of the other representations and warranties made by the Seller herein with respect thereto.

            (x)     No Defenses. No facts shall be known to the Seller which
      would give rise to any right of rescission, setoff, counterclaim or defense, nor shall the same have been asserted or threatened, with respect to any Receivable.

            (xi)    No Liens. To the knowledge of the Seller, no liens or claims shall have been filed, including liens for work, labor or materials relating to a Financed Vehicle, that shall be liens prior to, or equal or coordinate with, the security interest in such Financed Vehicle granted by the related Receivable.

            (xii)   No Defaults. Except for payment defaults continuing for a
      period of not more than 30 days as of the Cutoff Date, no default, breach, violation or event permitting acceleration under the terms of any
      Receivable shall have occurred and no continuing condition that with notice or the lapse of time would constitute a default, breach, violation or event permitting acceleration under the terms of any Receivable shall have

                                        7

      arisen; and the Seller shall not have waived any of the foregoing except as otherwise permitted hereunder.

            (xiii)  Insurance. Pursuant to the Receivables, each Obligor has been required to obtain physical damage insurance covering the related
      Financed Vehicle and the Obligor is required under the terms of the related Receivable to maintain such insurance.

            (xiv)   Good Title. It is the intention of the Seller that the
      transfer and assignment herein contemplated, taken as a whole, constitute a sale of the Receivables from the Seller to the Purchaser and that the beneficial interest in and title to the Receivables not be part of the debtor's estate in the event of the filing of a bankruptcy petition by or against the Seller under any bankruptcy law. No Receivable has been sold, transferred, assigned or pledged by the Seller to any Person other than the Purchaser, and no provision of a Receivable shall have been waived, except as provided in clause (viii) above; immediately prior to the transfer and assignment herein contemplated, the Seller had good and marketable title to each Receivable, free and clear of all Liens and rights of others; immediately upon the transfer and assignment thereof, the Purchaser shall have good and marketable title to each Receivable, free and clear of all Liens and rights of others; and the transfer and assignment herein contemplated has been perfected under the applicable
      UCC.

            (xv)    Lawful Assignment. No Receivable shall have been originated in, or shall be subject to the laws of, any jurisdiction under which the sale, transfer and assignment of such Receivable under this Agreement or pursuant to the transfer of the Securities shall be unlawful, void or voidable.

            (xvi)   All Filings Made. Both the Seller and the Purchaser,
      respectively, have caused or will have caused, within ten days of the
      Closing Date, the filing of all appropriate financing statements
      (including UCC filings) necessary in the appropriate jurisdictions under the applicable law to give the Indenture Trustee a first priority perfected ownership interest in the Receivables.

            (xvii)  One Original. There shall be only one original executed copy of each Receivable.

            (xviii) Chattel Paper. Each Receivable constitutes "tangible chattel paper" as defined within the meaning of the applicable UCC.

            (xix)   Additional Representations and Warranties. (A) Each
      Receivable shall have an original maturity of at least 24 months and not more than 60 months and, as of the Cutoff Date, a remaining maturity of not less than 7 months nor greater than 59 months; (B) each Receivable shall provide for payment of a finance charge or shall yield interest calculated on the basis of an APR ranging from 1.90% to 20.29%; (C) each
      Receivable shall have had an original principal balance of not less than
      $2,183.68 nor more than $87,313.82 and, as of the Cutoff Date, all of the
      Receivables shall have an average unpaid principal balance of $17,826.27;
      (D) each Receivable was originated on or after January 21, 2002 and on or prior to May 31, 2006; (E) each Financed Vehicle

                                        8

      shall be a new or used Honda or Acura motor vehicle; (F) the Obligor under each Receivable had a current billing address in the United States as of the Cutoff Date; and (G) no Receivable shall have a Scheduled Payment that is more than 30 days past due as of the Cutoff Date.

            (xx)    Possession of Documents. The Servicer has in its possession all original copies of the agreements that constitute or evidence the
      Receivables. The agreements that constitute or evidence the Receivables do not have any marks or notations indicating that they have been pledged, assigned or otherwise conveyed to any Person other than the Indenture
      Trustee (pursuant to and as provided in the Sale and Servicing Agreement and the Indenture). All financing statements filed or to be filed against the Seller in favor of Purchaser and assigned to the Indenture Trustee in connection herewith describing the Receivables contain a statement to the following effect: "A purchase of or security interest in any collateral described in this financing statement will violate the rights of the
      Indenture Trustee."

      (b)   Notice of Breach. The representations and warranties set forth in this Section shall speak as of the execution and delivery of this Agreement, but shall survive the sale, transfer and assignment of the Receivables to the
Purchaser and any subsequent assignment or transfer pursuant to the Sale and
Servicing Agreement. The Purchaser, the Seller, the Issuer, the Owner Trustee or
the Indenture Trustee, as the case may be, shall inform the other parties promptly, in writing, upon discovery of any breach of the Seller's representations and warranties pursuant to this Section which materially and adversely affects the interests of the Noteholders in any Receivable.

      (c)   Repurchase of Receivables. In the event of a breach of any representation or warranty set forth in Section 2.03(a) which materially and adversely affects the interests of the Noteholders in any Receivable and unless the breach shall have been cured by the last day of the second Collection Period following the Collection Period in which the discovery of the breach is made or notice is received, as the case may be (or, at the option of the Seller, the last day in the first Collection Period following the Collection Period in which such discovery is made), the Seller shall repurchase such Receivable. In consideration of the purchase of any such Receivable, the Seller shall remit an amount equal to the Warranty Purchase Payment in respect of such Receivable to the Purchaser and shall be entitled to receive the Released Warranty Amount. In the event that, as of the date of execution and delivery of this Agreement, any
Liens or claims shall have been filed, including Liens for work, labor or materials relating to a Financed Vehicle, that shall be prior to, or equal or coordinate with, the lien granted by the related Receivable (whether or not the
Seller has knowledge thereof), and such breach materially and adversely affects the interests of the Noteholders in such Receivable, the Seller shall repurchase such Receivable on the terms and in the manner specified above. Upon any such repurchase, the Purchaser shall, without further action, be deemed to transfer, assign, set-over and otherwise convey to the Seller, without recourse, representation or warranty, all the right, title and interest of the Purchaser in, to and under such repurchased Receivable, all monies due or to become due with respect thereto and all proceeds thereof. The Purchaser, the Issuer, the
Owner Trustee or the Indenture Trustee, as applicable, shall execute such documents and instruments of transfer or assignment and take such other actions as shall reasonably be requested by the Seller to effect the conveyance of such
Receivable pursuant to this Section. The

                                        9

sole remedy of the Purchaser, the Issuer, the Trustees or the Securityholders
with respect to a breach of the Seller's representations and warranties pursuant to Section 2.03(a) or with respect to the existence of any such Liens or claims shall be to require the Seller to repurchase the related Receivables pursuant to this Section.

      Section 2.04  Covenants of the Seller. The Seller hereby covenants that:

            (a)     Security Interests. Except for the conveyances hereunder,
      the Seller will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any Lien on any
      Receivable, whether now existing or hereafter created, or any interest therein; the Seller will immediately notify the Purchaser of the existence of any Lien on any Receivable and, in the event that the interests of the
      Noteholders in such Receivable are materially and adversely affected, such
      Receivable shall be repurchased from the Purchaser by the Seller in the manner and with the effect specified in Section 2.03(c), and the Seller shall defend the right, title and interest of the Purchaser in, to and under the Receivables, whether now existing or hereafter created, against all claims of third parties claiming through or under the Seller;
      provided, however, that nothing in this subsection shall prevent or be deemed to prohibit the Seller from suffering to exist upon a Receivable any Lien for municipal or other local taxes if such taxes shall not at the time be due and payable or if the Seller shall currently be contesting the validity of such taxes in good faith by appropriate proceedings and shall have set aside on its books adequate reserves with respect thereto.

            (b)     Delivery of Payments. The Seller agrees to deliver in kind upon receipt to the Servicer under the Sale and Servicing Agreement (if other than the Seller) all payments received by the Seller in respect of the Receivables as soon as practicable after receipt thereof by the
      Seller.

            (c)     No Impairment. The Seller shall take no action, nor omit to take any action, which would impair the rights of the Purchaser in any
      Receivable, nor shall it, except as otherwise provided in this Agreement or the Sale and Servicing Agreement, reschedule, revise or defer payments due on any Receivable.

                                  ARTICLE THREE

                      PAYMENT OF RECEIVABLES PURCHASE PRICE

      Section 3.01  Payment of Receivables Purchase Price. In consideration of the sale of the Receivables from the Seller to the Purchaser as provided in
Section 2.01, on the Closing Date the Purchaser agrees to pay the Seller an amount equal to the Receivables Purchase Price. The Receivables Purchase Price
shall be paid in the form of (i) $ 1,205,365,731.07, the net cash proceeds from the public offering by the Purchaser of the Notes and (ii) $ 64,631,180.24,
being deemed paid and returned to the Purchaser as a capital contribution.

                                       10

                                  ARTICLE FOUR

                                   TERMINATION

      Section 4.01  Termination. The respective obligations and responsibilities of the Seller and the Purchaser created hereby shall terminate, except for the indemnity obligations of the Seller as provided herein, upon the termination of the Issuer as provided in the Trust Agreement.

                                  ARTICLE FIVE

                            MISCELLANEOUS PROVISIONS

      Section 5.01  Amendment.

      (a)   This Agreement may be amended from time to time by the Purchaser and the Seller, without the consent of the Securityholders, to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein or to add any other provision with respect to matters or questions arising under this Agreement which shall not be inconsistent with the provisions of this Agreement or the Sale and Servicing Agreement; provided, however, that such action shall not, as evidenced by an Opinion of Counsel to the Purchaser delivered to the Indenture Trustee, adversely affect in any material respect the interests of the Securityholders.

      (b)   This Agreement may also be amended from time to time by the
Purchaser and the Seller with the consent of the Indenture Trustee, the consent of the Holders of Notes evidencing at least a majority of the Outstanding Amount of the Notes and the consent of the Holders (as such term is defined in the
Trust Agreement) of Certificates evidencing at least a majority of all the percentage interests evidenced by the Certificates, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement.

      Section 5.02  Protection of Right, Title and Interest to Receivables.

      (a)   The Seller, at its expense, shall cause this Agreement and/or all financing statements and continuation statements and any other necessary documents covering the Purchaser's right, title and interest to the Receivables and other property conveyed by the Seller to the Purchaser hereunder to be promptly recorded, registered and filed, and at all times to be kept recorded, registered and filed, all in such manner and in such places as may be required by law fully to preserve and protect the right, title and interest of the
Purchaser hereunder to all of the Receivables and such other property. The
Seller shall deliver to the Purchaser file-stamped copies of, or filing receipts for, any document recorded, registered or filed as provided above, as soon as available following such recording, registration or filing. The Purchaser shall cooperate fully with the Seller in connection with the obligations set forth above and will execute any and all documents reasonably required to fulfill the intent of this subsection.

      (b)   In the event that the Seller makes any change in its name, identity or corporate structure which would make any financing statement or continuation statement filed in accordance with Section 5.02(a) seriously misleading within the meaning of Section 9-507(c) of the UCC as in effect in the applicable state, the Seller shall give the Purchaser not less than 5

                                       11

days prior written notice of any such change and shall, within 30 days of such change, execute and file such financing statements or amendments as may be necessary to continue the perfection of the Purchaser's security interest in the
Receivables and the proceeds thereof.

      (c)   The Seller will give the Purchaser prompt written notice of any relocation of any office from which the Seller keeps records concerning the
Receivables or of its principal executive office and whether, as a result of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement and shall execute and file such financing statements or amendments as may be necessary to continue the perfection of the interest of the Purchaser in the Receivables and the proceeds thereof.

      Section 5.03  Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

      Section 5.04  Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, return receipt requested, in the case of (i) the Purchaser, to American Honda Receivables Corp., 20800 Madrona Avenue,
Torrance, California 90503, Attention: President; (ii) the Seller, to American
Honda Finance Corporation, 20800 Madrona Avenue, Torrance, California 90503,
Attention: President; and (iii) the Indenture Trustee, Deutsche Bank Trust
Company Americas, 60 Wall Street MS: NYC60-2612, New York, New York, 10005,
Attention: Trust and Securities Services - Honda 2006-2; or, as to any of such
Persons, at such other address as shall be designated by such Person in a written notice to the other Persons.

      Section 5.05  Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall for any reason whatsoever be held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions and terms of this Agreement and shall in no way affect the validity or enforceability of the other covenants, agreements, provisions or terms of this Agreement or any amendment or supplement hereto.

      Section 5.06  Assignment. This Agreement may not be assigned by the
Purchaser or the Seller except as contemplated by this Section and the Sale and
Servicing Agreement; provided, however, that simultaneously with the execution and delivery of this Agreement, the Purchaser shall assign all of its right, title and interest herein to the Issuer, which in turn, will pledge its rights to the Indenture Trustee for the benefit of the Noteholders as provided in
Section 2.01 of the Sale and Servicing Agreement, to which the Seller hereby expressly consents. The Seller agrees to perform its obligations hereunder for the benefit of the Issuer and that the Indenture Trustee may enforce the provisions of this Agreement, exercise the rights of the Purchaser and enforce the obligations of the Seller hereunder without the consent of the Purchaser.

      Section 5.07  Further Assurances. The Seller and the Purchaser agree to do and perform, from time to time, any and all acts and to execute any and all further instruments required or reasonably requested by the other party hereto or by the Issuer or the Indenture Trustee more fully to effect the purposes of this Agreement, including, without limitation, the

                                       12

execution of any financing statements, amendments, continuation statements or releases relating to the Receivables for filing under the provisions of the UCC or other law of any applicable jurisdiction.

      Section 5.08  No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of the Purchaser, the Issuer or the Seller, any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exhaustive of any rights, remedies, powers and privileges provided by law.

      Section 5.09  Counterparts. This Agreement may be executed in two or more counterparts, (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

      Section 5.10  Third-Party Beneficiaries. This Agreement will inure to the benefit of and be binding upon the parties hereto, the Issuer, the Owner Trustee and the Indenture Trustee for the benefit of the Noteholders, each of which shall be considered to be third-party beneficiaries hereof. Except as otherwise provided in this Agreement, no other Person will have any right or obligation hereunder.

      Section 5.11  Headings. The headings herein are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

      Section 5.12  Seller Indemnification.

      (a)   Purchaser, Issuer and Securityholders. The Seller shall indemnify and hold harmless the Purchaser, the Issuer and the Securityholders from and against any loss, liability, expense or damage suffered or sustained by reason of any acts, omissions or alleged acts or omissions arising out of activities of the Seller pursuant to this Agreement or as a result of the transactions contemplated hereby, including, but not limited to, any judgment, award, settlement, reasonable attorneys' fees and other costs or expenses incurred in connection with the defense of any actual or threatened action, proceeding or claim; provided, however, that the Seller shall not indemnify the Purchaser, the
Issuer or the Securityholders if such acts, omissions or alleged acts or omissions constitute negligence or willful misconduct by the Purchaser, the
Issuer or the Securityholders.

      (b)   Trustees. The Seller shall indemnify, defend and hold harmless the
Trustees from and against any and all costs, expenses, losses, claims, damages and liabilities to the extent that such cost, expense, loss, claim, damage or liability arose out of, and was imposed upon the Trustees through the negligence, willful misfeasance or bad faith of the Seller in the performance of its duties under this Agreement or by reason of reckless disregard of its obligations and duties under this Agreement.

      (c)   Taxes. The Seller shall indemnify, defend and hold harmless the
Purchaser and any of the officers, directors, employees and agents of the
Purchaser from and against any taxes that may at any time be asserted against any such Person with respect to the transactions

                                       13

contemplated herein and in the other Basic Documents, including any sales, gross receipts, general corporation, tangible personal property, privilege or license taxes and costs and expenses in defending against the same.

      Section 5.13  Merger, Consolidation or Assumption of the Obligations of
the Seller.

      (a)   The Seller shall not consolidate with or merge into any other corporation or convey or transfer its properties and assets substantially as an entirety to any Person, unless:

            (i)     the corporation formed by such consolidation or into which the Seller is merged or the Person which acquires by conveyance or transfer the properties and assets of the Seller substantially as an entirety shall be organized and existing under the laws of the United
      States, any state thereof or the District of Columbia, and, if the Seller is not the surviving entity, shall expressly assume, by an agreement supplemental hereto, executed and delivered to the Purchaser and the
      Indenture Trustee, in form satisfactory to the Purchaser and the Indenture
      Trustee, the performance of every covenant and obligation of the Seller hereunder and shall benefit from all the rights granted to the Seller hereunder; and

            (ii)    the Seller shall have delivered to the Purchaser and the
      Indenture Trustee an Officer's Certificate of the Seller and an Opinion of
      Counsel each stating that such consolidation, merger, conveyance or transfer and such supplemental agreement comply with this Section and that all conditions precedent herein provided for relating to such transaction have been complied with.

      (b)   The obligations of the Seller hereunder shall not be assignable nor shall any Person succeed to the obligations of the Seller hereunder except in each case in accordance with the provisions of Section 5.06 and this Section.

                                       14

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.

                                        AMERICAN HONDA FINANCE CORPORATION,
                                        as Seller

                                        By: _______________________
                                        Name:
                                        Title:

                                        AMERICAN HONDA RECEIVABLES CORP.,
                                        as Purchaser

                                        By: _______________________
                                        Name:
                                        Title:

                                                                      SCHEDULE A

                             SCHEDULE OF RECEIVABLES

                  [Omitted -- originals on file at the offices
             of the Seller, the Purchaser and the Indenture Trustee]

                                       A-1